UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

Citigroup Mortgage Loan Trust Inc., Series 2005-5

Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124036	01-0791848
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

390 Greenwich Street

New York, New York	10013
(Address of Principal Executive Offices)	Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Mortgage Pool

Citigroup Mortgage Loan Trust Inc. (the “Registrant”) plans a series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Series 2005-5, Mortgage Pass-Through Certificates (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005, among the Registrant as depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as Paying Agent, Certificate Registrar and Authenticating Agent and U.S. Bank National Association as trustee. The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-5 Mortgage Pass-Through Certificates (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 26, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.5

Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-5, Mortgage Pass-Through Certificates.

P

EXHIBIT 99.5

[FILED BY PAPER]